EXHIBIT 99.2

1 Midland States Bancorp, Inc. NASDAQ: MSBI Fourth Quarter 2019 Earnings Call

2 Forward - Looking Statements. This presentation may contain forward - looking statements within the meaning of the federal securities laws. Forward - looking statements express management’s current expectations, forecasts of future events or long - term goals, including with respect to pending acquisitions, and may be based upon beliefs, expectations and assumptions of Midland ’s management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “esti mat e,” “may,” “will,” “would,” “could,” “should” or other similar expressions. All statements in this presentation speak only as of th e date they are made, and Midland undertakes no obligation to update any statement. A number of factors, many of which are beyond th e ability of Midland to control or predict, could cause actual results to differ materially from those in its forward - looking statements. These risks and uncertainties should be considered in evaluating forward - looking statements and undue reliance shou ld not be placed on such statements. Additional information concerning Midland and its respective businesses, including addition al factors that could materially affect Midland’s financial results, are included in Midland’s filings with the Securities and E xch ange Commission. Use of Non - GAAP Financial Measures. This presentation may contain certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). These non - GAAP financial measure s include “Adjusted Earnings,” “Adjusted Diluted Earnings Per Share,” “Adjusted Return on Average Assets,” “Adjusted Return on Average Shareholders’ Equity,” “Adjusted Return on Average Tangible Common Equity,” “Efficiency Ratio,” “Tangible Common Equ ity to Tangible Assets,” “Tangible Book Value Per Share,” and “Return on Average Tangible Common Equity.” The Company believes th at these non - GAAP financial measures provide both management and investors a more complete understanding of the Company’s funding profile and profitability. These non - GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP financial measures. Not all companies use the same calculation of these measures; therefore this presentation m ay not be comparable to other similarly titled measures as presented by other companies. Reconciliations of these non - GAAP measures are provided in the Appendix section of this presentation.

3 Overview of 4Q19 3 Continued Execution on Strategic Priorities 4Q19 Earnings Capital Management • Further improvement in deposit mix • Net non - core funding dependence ratio declined to 7.8% from 17.9% at end of prior year • Efficiency ratio (1) improved to 59.5% from 60.6% in prior quarter • Strong profitability continues to rebuild TCE ratio • Long track record of increasing dividend by at least 10% annually • 85,146 shares of common stock repurchased during 4Q19 at a weighted average price of $25.69 Solid Balance Sheet Growth • Loan growth of 6.7% on an annualized basis • Deposit growth of 8.8% on an annualized basis • Net income of $12.8 million, or $0.51 diluted EPS • 4Q19 results include a $1.6 million, or $0.05 per diluted share, MSR valuation adjustment in the commercial FHA business Notes: (1) Represents a non - GAAP financial measure. See “Non - GAAP Reconciliation” in the appendix. Adjusted Earnings (1) • Adjusted earnings (1) of $0.64 per diluted share excludes: • $3.3 million in integration and acquisition expenses • $1.8 million loss on the repurchase of subordinated debt • $0.6 million net gain on sales of investment securities

4 4Q 2019 3Q 2019 4Q 2018 Commercial loans and leases $ 1,388 $ 1,293 $ 1,075 Commercial real estate 1,527 1,622 1,639 Construction and land development 209 216 232 Residential real estate 568 588 578 Consumer 710 610 613 Total Loans $ 4,401 $ 4,329 $ 4,138 Loan Portfolio Total Loans and Average Loan Yield 4 • Total loans increased $72.6 million to $4.40 billion, or 6.7% on an annualized basis • Increase primarily attributable to growth in commercial and consumer portfolios; partially offset by a decline in the commercial real estate portfolio • Equipment finance balances increased $66.8 million, or 11.8%, from September 30, 2019 Loan Portfolio Mix (in millions, as of quarter - end) (in millions, as of quarter - end) $4,138 $4,092 $4,074 $4,329 $4,401 5.28% 5.22% 5.32% 5.31% 5.22% Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Total Loans Average Loan Yield

5 4Q 2019 3Q 2019 4Q 2018 Noninterest - bearing demand $ 1,019 $ 1,015 $ 972 Interest - bearing: Checking 1,343 1,223 1,002 Money market 788 754 862 Savings 522 527 442 Time 822 833 634 Brokered time 50 94 162 Total Deposits $ 4,544 $ 4,445 $ 4,074 Total Deposits Total Deposits and Cost of Deposits 5 • Total deposits increased $99.1 million to $4.54 billion, or 8.8% on an annualized basis • Growth in deposits attributable to increase of $130.9 million in core deposits, primarily from commercial customers • Continued intentional run - off of brokered time deposits Deposit Mix (in millions, as of quarter - end) (in millions, as of quarter - end) $4,074 $4,036 $4,011 $4,445 $4,544 0.65% 0.74% 0.84% 0.84% 0.80% Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Total Deposits Cost of Deposits

6 $4.3 $2.5 $3.4 $3.1 $3.6 $48.5 $45.6 $46.1 $49.5 $48.7 4Q 2018 1Q 2019 2Q 2019 3Q 2019 4Q 2019 NII Accretion Income 0.31% 0.17% 0.25% 0.20% 0.23% 3.85% 3.73% 3.76% 3.70% 3.56% 4Q 2018 1Q 2019 2Q 2019 3Q 2019 4Q 2019 NIM Accretion Income • Net interest income decreased 1.5% • Excluding the impact of accretion income, net interest margin declined 17 basis points due to: • 8 basis point impact from increased volume of subordinated debt; • 7 basis point impact from increased volume and lower rate earned on cash balances; • 4 basis point impact from lower average loan yields; • Partially offset by lower rates on deposits Net Interest Income/Margin Net Interest Margin 6 Net Interest Income (in millions)

7 $5.65 $4.95 $5.50 $6.00 $5.38 4Q 2018 1Q 2019 2Q 2019 3Q 2019 4Q 2019 $2,945 $3,097 $3,126 $3,281 $3,410 4Q 2018 1Q 2019 2Q 2019 3Q 2019 4Q 2019 • During 4Q19, assets under administration increased $128.7 million, primarily due to improved market performance • Total Wealth Management revenue decreased 10.4% from the prior quarter • Decrease primarily attributable to lower estate fees Wealth Management Wealth Management Revenue 7 Assets Under Administration (in millions) (in millions )

8 Noninterest Income 8 • Noninterest income decreased 3.0% from prior quarter • 4Q19 noninterest income included $0.6 million in net gain on sales of investment securities • Commercial FHA revenue negatively impacted by $1.6 million MSR impairment, compared to $1.1 million MSR impairment in prior quarter Noninterest Income (in millions) $21.2 $17.1 $19.6 $19.6 $19.0 4Q 2018 1Q 2019 2Q 2019 3Q 2019 4Q 2019 All Other Community Banking Revenue Residential Mortgage Commercial FHA Wealth Management Notes: (1) Represents service charges, interchange revenue, net gain (loss) on sale of investment securities, and other income (1)

9 Noninterest Expense and Operating Efficiency 9 • Efficiency Ratio (1) was 59.5% in 4Q19 vs. 60.6% in 3Q19 • Adjustments to non - interest expense: • Excluding these adjustments, noninterest expense decreased 3.9% on a linked - quarter basis • Decrease in noninterest expense primarily attributable to additional cost savings following the HomeStar system conversion • Branch network reduced by four locations in 4Q19 • Two additional locations to be consolidated in 1Q20 Noninterest Expense and Efficiency Ratio (1) (Noninterest expense in millions) $0.6 $0.2 $(0.2) $5.2 $5.2 $45.4 $41.1 $40.2 $48.0 $46.3 65.5% 64.7% 61.6% 60.6% 59.5% ($1.00) 4Q 2018 1Q 2019 2Q 2019 3Q 2019 4Q 2019 Total Noninterest Expense Adjustments to Noninterest Expense Efficiency Ratio Notes: (1) Represents a non - GAAP financial measure. See “Non - GAAP Reconciliation” in the appendix. ($ in millions) 4Q19 3Q19 Integration and acquisition related expenses ($3.3) ($5.3) Loss on repurchase of subordinated debt ($1.8) - Gain (loss) on MSRs held for sale $(0.1) $0.1

10 Asset Quality NCO / Average Loans 10 • General improvement in asset quality as nonperforming loans/total loans and net charge - offs/average loans both declined from prior quarter • Provision for loan losses of $5.3 million in 4Q19 includes a $1.4 million specific reserve allocated to an existing nonperforming loan • ALLL/total loans of 0.64% and credit marks/total loans of 0.39% at December 31, 2019 Nonperforming Loans / Total Loans (Total Loans as of quarter - end) 1.04% 1.20% 1.24% 1.04% 0.96% 4Q 2018 1Q 2019 2Q 2019 3Q 2019 4Q 2019 0.21% 0.10% 0.12% 0.49% 0.20% 4Q 2018 1Q 2019 2Q 2019 3Q 2019 4Q 2019

11 Outlook • Continue to generate low - single - digit organic loan growth and further improve deposit mix • Fully capitalize on synergies from HomeStar acquisition • Complete branch consolidation plan and leverage technology investments to drive additional efficiencies throughout the organization • Continue to optimize staffing levels and maintain non - interest expense runrate of $42 - $43 million per quarter in 2020 • Expand net interest margin through a reduction in funding costs and continued growth in loans and leases with more attractive risk - adjusted yields • Deliver strong earnings growth in 2020 and further improve level of returns 11

12 APPENDIX

13 13 Adjusted Earnings Reconciliation (dollars in thousands, except per share data) Income before income taxes - GAAP $ 16,071 $ 16,670 $ 21,394 $ 18,336 $ 20,863 Adjustments to noninterest income: Gain on sales of investment securities, net 635 25 14 - 469 Other (6) - (23) - (1) Total adjustments to noninterest income 629 25 (9) - 468 Adjustments to noninterest expense: Loss (gain) on mortgage servicing rights held for sale 95 (70) (515) - - Loss on repurchase of subordinated debt 1,778 - - - - Integration and acquisition expenses 3,332 5,292 286 160 553 Total adjustments to noninterest expense 5,205 5,222 (229) 160 553 Adjusted earnings pre tax 20,647 21,867 21,174 18,496 20,948 Adjusted earnings tax 4,537 5,445 4,978 4,398 4,551 Adjusted earnings - non-GAAP 16,110 16,422 16,196 14,098 16,397 Preferred stock dividends, net - (22) 34 34 34 Adjusted earnings available to common shareholders - non-GAAP $ 16,110 $ 16,444 $ 16,162 $ 14,064 $ 16,363 Adjusted diluted earnings per common share $ 0.64 $ 0.66 $ 0.66 $ 0.58 $ 0.67 Adjusted return on average assets 1.04% 1.09% 1.16% 1.02% 1.14 % Adjusted return on average shareholders' equity 9.71% 10.01% 10.33% 9.31% 10.85 % Adjusted return on average tangible common equity 14.15% 14.52% 15.19% 13.90% 16.46 % MIDLAND STATES BANCORP, INC.RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES For the Quarter Ended 2019 2019 2019 2019 2018 December 31,  September 30,  June 30,  March 31,  December 31,

14 14 Efficiency Ratio Reconciliation (dollars in thousands) Noninterest expense - GAAP $ 46,325 $ 48,025 $ 40,194 $ 41,097 $ 45,375 (Loss) gain on mortgage servicing rights held for sale (95) 70 515 - - Loss on repurchase of subordinated debt (1,778) - - - - Integration and acquisition expenses (3,332) (5,292) (286) (160) (553) Adjusted noninterest expense $ 41,120 $ 42,803 $ 40,423 $ 40,937 $ 44,822 Net interest income - GAAP $ 48,687 $ 49,450 $ 46,077 $ 45,601 $ 48,535 Effect of tax-exempt income 474 502 526 543 574 Adjusted net interest income 49,161 49,952 46,603 46,144 49,109 Noninterest income - GAAP $ 19,014 $ 19,606 $ 19,587 $ 17,075 $ 21,170 Loan servicing rights impairment (recapture) 1,613 1,060 (559) 25 (1,380) Gain on sales of investment securities, net (635) (25) (14) - (469) Other 6 - 23 - 1 Adjusted noninterest income 19,998 20,641 19,037 17,100 19,322 Adjusted total revenue $ 69,159 $ 70,593 $ 65,640 $ 63,244 $ 68,431 Efficiency ratio 59.46% 60.63% 61.58% 64.73% 65.50 % MIDLAND STATES BANCORP, INC.RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (continued) For the Quarter Ended 2019 2019 2019 2019 2018 December 31,  September 30,  June 30,  March 31,  December 31,

15 15 Tangible Common Equity to Tangible Assets Ratio and Tangible Book Value Per Share (dollars in thousands, except per share data) Shareholders' Equity to Tangible Common Equity Total shareholders' equity—GAAP $ 661,911 $ 655,522 $ 639,888 $ 624,168 $ 608,525 Adjustments: Preferred stock - - (2,684) (2,733) (2,781) Goodwill (171,758) (171,074) (164,673) (164,673) (164,673) Other intangibles, net (34,886) (36,690) (33,893) (35,566) (37,376) Tangible common equity $ 455,267 $ 447,758 $ 438,638 $ 421,196 $ 403,695 Total Assets to Tangible Assets: Total assets—GAAP $ 6,087,017 $ 6,113,904 $ 5,546,055 $ 5,641,780 $ 5,637,673 Adjustments: Goodwill (171,758) (171,074) (164,673) (164,673) (164,673) Other intangibles, net (34,886) (36,690) (33,893) (35,566) (37,376) Tangible assets $ 5,880,373 $ 5,906,140 $ 5,347,489 $ 5,441,541 $ 5,435,624 Common Shares Outstanding 24,420,345 24,338,748 23,897,038 23,827,438 23,751,798 Tangible Common Equity to Tangible Assets 7.74% 7.58% 8.20% 7.74% 7.43 % Tangible Book Value Per Share $ 18.64 $ 18.40 $ 18.36 $ 17.68 $ 17.00 Return on Average Tangible Common Equity (ROATCE) (dollars in thousands) Net income available to common shareholders $ 12,792 $ 12,677 $ 16,321 $ 13,948 $ 16,302 Average total shareholders' equity—GAAP $ 658,497 $ 651,162 $ 628,730 $ 614,210 $ 599,723 Adjustments: Preferred stock - (814) (2,708) (2,759) (2,812) Goodwill (171,082) (166,389) (164,673) (164,673) (164,051) Other intangibles, net (35,745) (34,519) (34,689) (36,438) (38,394) Average tangible common equity $ 451,670 $ 449,440 $ 426,660 $ 410,340 $ 394,466 ROATCE 11.24% 11.19% 15.34% 13.79% 16.40 % For the Quarter Ended 2019 2019 2019 2019 2018 December 31,  September 30, June 30, March 31,  December 31,  2019 2019 2019 2019 2018 MIDLAND STATES BANCORP, INC. RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (continued) As of December 31,  September 30, June 30, March 31,  December 31,